MERRILL LYNCH
BASIC VALUE
FUND, INC.



FUND LOGO



Semi-Annual Report

December 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

Market Overview
"Fear and greed" are the two words that best describe the US stock market of 2000. In reality, the old axiom should be reversed to most accurately represent the market over the past year. While the first part of 2000 was characterized by excessive hype and speculation regarding the technology sector, the year ended with heightened fear over weak corporate profits and declining stock prices. Through March, the "have-to-be-there" philosophy of owning technology stocks drove investors to bid up shares of "anything.com" for fear of missing the "next Cisco." Valuations did not matter, as we were at the dawn of a new age spurred on by the advent of the Internet. New economy pundits were convincing in their views that the only place to invest was in technology, even at the expense of every other industry and sector. Nine months later, the economy slowed following a series of Federal Reserve Board interest rate increases, corporate profits began to decline, and technology shares came under severe pressure as growth waned in information technology. As the capital markets slowed, the access for capital that many Internet start-ups had relied on to run their businesses dried up, as did the fortunes of many dotcom companies.

When all was said and done, the unmanaged NASDAQ Composite Index, which had risen 24.0% through the middle of March, finished the year with a return of -39.2%. The unmanaged Standard & Poor's 500 Composite Index, which had risen 4.5% through the end of March, declined 9.1% for the year. Conversely, for the year ended December 31, 2000, Merrill Lynch Basic Value Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.17%, +2.13%, +2.08% and +2.90%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) In addition to exceeding the returns of the broad market indexes, the Fund also completed the year ahead of the Lipper Large Cap Value Funds Average, which produced an average return of +1.30% for the 12-month period.

Portfolio Matters
The Fund's strong performance was attributed to a strict adherence to our underlying investment philosophy. We bought shares of companies that had real revenues, measurable earnings and significant cash flow. The year 2000 proved that fundamentals do matter. Our tried-and-true strategy of buying very good companies with strong management teams at reasonable valuations and at a time when such companies are temporarily stumbling was vindicated this year.

The Fund's positive performance was also driven by an overweighting in a number of industries that enjoyed improving fundamentals throughout the year. Aerospace and defense companies Lockheed Martin Corporation, Northrop Grumman Corporation and The Boeing Company benefited from higher government spending and a renewed focus on improving corporate profitability. Energy stocks such as Exxon Mobil Corporation and Diamond Offshore Drilling, Inc. achieved exceptional results as oil and natural gas prices remained high for most of the year. Insurance stocks, including The Allstate Corporation, The Hartford Financial Services Group, Inc. and American General Corporation, appreciated significantly as pricing improved throughout the year. Economic uncertainties at year-end enabled consumer staple stocks such as General Mills, Inc., Sara Lee Corporation and Bristol-Myers Squibb Company to positively contribute to Fund performance.

On the negative side, several industries performed poorly as they wrestled with the repercussions of a slowing economy toward the latter part of the year. Our holdings in the media, technology and telecommunications sectors were not immune to the effects. In telecommunications, our greatest weaknesses for the year were AT&T Corp. and WorldCom, Inc. We did not anticipate the rapid pace at which long distance prices would fall and the subsequent loss in market share that the two industry leaders would suffer as Verizon Communications and SBC Communications Inc. (both Fund holdings) entered the long-distance market. We believe the market will stabilize in the new year and that the shares of both AT&T and WorldCom can rebound in kind.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


At the end of the year, we shifted the Fund's emphasis away from the more stable sectors, such as energy and healthcare, into areas we believe can most benefit from future interest rate cuts. In our view, the time to become defensive in the portfolio was when the NASDAQ Index was at its frothy levels in March. We find that the defensive sectors work best when the Federal Reserve Board is raising interest rates in hopes of slowing the economy. Although we may have yet to feel the worst of the economic slowdown, we believe it is time to begin buying shares of those sectors that are best positioned to benefit once the Federal Reserve Board begins to lower interest rates in order to reaccelerate growth in the US economy. In our view, opportunities lie in the media and technology sectors and early cycle cyclicals. Finally, we will look to buy companies that are likely to gain revenue benefits from a strengthening euro.

In the past six months, we initiated positions in USA Networks, Inc. and Gannett Co., Inc. in the media sector, Apple Computer Inc., Applied Materials, Inc., Electronic Data Systems Corporation, Lucent Technologies, Inc., Motorola, Inc., and National Semiconductor Corporation in the technology area. The Chase Manhattan Corporation and Morgan Stanley Dean Witter and Co. were purchased to take advantage of an improving initial public offering market. We also purchased shares in Georgia-Pacific Group, The Gillette Company and McDonald's Corp., as we believe these companies will have favorable revenue prospects as the US dollar weakens against the euro.

On the sell side, we sold holdings in Abbott Laboratories, Agilent Technologies, Inc., BP Amoco PLC, Hercules Incorporated, PECO Energy Company, Pharmacia Corporation, Potash Corporation of Saskatchewan Inc., Quest Communications, Inc., Sears, Roebuck & Co., Union Pacific Corporation, Washington Mutual, Inc., Xerox Corporation and PepsiCo, Inc.

In Conclusion
We believe the value style of investing was the true winner in 2000. In line with the value philosophy, we will continue to follow a disciplined approach in seeking out companies that fit our strict valuation screens. Being contrarian means looking beyond the temporary problems a company may be experiencing and attempting to value the business over a three-year time horizon. Although 2001 may be marked by periods of volatility, we believe the Federal Reserve Board will act accordingly and reaccelerate growth by lowering interest rates.

We thank you for your investment in Merrill Lynch Basic Value Fund, Inc., and we look forward to reviewing our progress with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Portfolio Manager



January 31, 2001


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000

PROXY RESULTS
During the six-month period ended December 31, 2000, Merrill Lynch
Basic Value Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 17, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                       Shares Voted
                                                                                           For
1. To elect the Fund's Board of Directors:       Terry K. Glenn                        223,631,542
                                                 M. Colyer Crum                        223,582,309
                                                 Laurie S. Hodrick                     223,602,719
                                                 Jack S. Sunderland                    223,540,026
                                                 Stephen B. Swensrud                   223,601,348
                                                 J. Thomas Touchton                    223,614,006
                                                 Fred G. Weiss                         223,647,248
                                                 Arthur Zeikel                         223,474,426

                                                                        Shares Voted    Shares Voted   Shares Voted
                                                                            For           Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     221,188,170      1,988,040      4,554,616

3. To approve to convert the Fund to "master/feeder" structure.          210,550,945      7,954,430      9,225,451

4. To approve the Investment Advisory and Administrative Agreement.      212,991,956      9,749,039      7,989,831


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume re-investment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                     Ten Years/
                                                   6 Month         12 Month       Since Inception
As of December 31, 2000                          Total Return    Total Return       Total Return
ML Basic Value Fund Class A Shares*                  +6.04%          +3.17%           +353.66%
ML Basic Value Fund Class B Shares*                  +5.50           +2.13            +309.63
ML Basic Value Fund Class C Shares*                  +5.47           +2.08            +139.45
ML Basic Value Fund Class D Shares*                  +5.87           +2.90            +151.32
Dow Jones Industrial Average**                       +4.04           -4.75        +417.87/+213.90
Standard & Poor's 500 Index**                        -8.72           -9.10        +399.79/+217.28


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
  Fund's ten-year/since inception periods are ten years for Class A &
  Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 12/31/00                   + 3.17%        - 2.24%
Five Years Ended 12/31/00                 +14.31         +13.09
Ten Years Ended 12/31/00                  +16.32         +15.70

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 12/31/00                   + 2.13%        - 1.29%
Five Years Ended 12/31/00                 +13.15         +13.15
Ten Years Ended 12/31/00                  +15.14         +15.14

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 12/31/00                   + 2.08%        + 1.23%
Five Years Ended 12/31/00                 +13.13         +13.13
Inception (10/21/94)
through 12/31/00                          +15.14         +15.14

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 12/31/00                   + 2.90%        - 2.51%
Five Years Ended 12/31/00                 +14.02         +12.80
Inception (10/21/94)
through 12/31/00                          +16.04         +15.03

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                             Merrill Lynch Basic Value Fund, Inc.

                    As of December 31, 2000
Assets:             Investment in Master Basic Value Trust, at value
                    (identified cost--$6,834,573,257)                                                    $ 9,335,602,234
                    Prepaid registration fees and other assets                                                   123,754
                                                                                                         ---------------
                    Total assets                                                                           9,335,725,988
                                                                                                         ---------------

Liabilities:        Payable to distributor                                                                     2,958,649
                    Accrued expenses                                                                           4,027,435
                                                                                                         ---------------
                    Total liabilities                                                                          6,986,084
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 9,328,739,904
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                           $    13,013,211
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 9,136,013
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 1,213,415
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 5,291,396
                    Paid-in capital in excess of par                                                       6,259,717,582
                    Accumulated investment loss--net                                                           (902,632)
                    Undistributed realized capital gains on investments and from the
                    Trust--net                                                                               540,241,942
                    Unrealized appreciation on investments and from the Trust--net                         2,501,028,977
                                                                                                         ---------------
                    Net assets                                                                           $ 9,328,739,904
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $4,270,300,752 and 130,132,111
                    shares outstanding                                                                   $         32.82
                                                                                                         ===============
                    Class B--Based on net assets of $2,942,295,843 and 91,360,131
                    shares outstanding                                                                   $         32.21
                                                                                                         ===============
                    Class C--Based on net assets of $384,809,508 and 12,134,153
                    shares outstanding                                                                   $         31.71
                                                                                                         ===============
                    Class D--Based on net assets of $1,731,333,801 and 52,913,959
                    shares outstanding                                                                   $         32.72
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations                                                             Merrill Lynch Basic Value Fund, Inc.
                    For the Six Months Ended December 31, 2000++
Investment          Dividends                                                                            $    62,801,763
Income:             Interest and discount earned                                                               8,932,288
                    Investment income allocated from the Trust (net of $328,624 foreign
                    withholding tax)                                                                          40,731,659
                    Expenses allocated from the Trust                                                        (8,401,967)
                                                                                                         ---------------
                    Total income and net investment income from the Trust                                    104,063,743
                                                                                                         ---------------

Expenses:           Account maintenance and distribution fees--Class B                $    15,682,262
                    Investment advisory fees                                               11,464,172
                    Administrative fees                                                     4,995,779
                    Transfer agent fees--Class A                                            2,676,367
                    Account maintenance fees--Class D                                       2,207,798
                    Transfer agent fees--Class B                                            2,202,235
                    Account maintenance and distribution fees--Class C                      2,011,365
                    Transfer agent fees--Class D                                            1,078,930
                    Transfer agent fees--Class C                                              302,654
                    Registration fees                                                          88,107
                    Professional fees                                                          80,957
                    Printing and shareholder reports                                           80,028
                    Custodian fees                                                             74,529
                    Accounting services                                                        34,159
                    Directors' fees and expenses                                               18,678
                    Other                                                                      56,673
                                                                                      ---------------
                    Total expenses before reimbursement                                    43,054,693
                    Reimbursement of expenses                                             (4,995,779)
                                                                                      ---------------
                    Total expenses after reimbursement                                                        38,058,914
                                                                                                         ---------------
                    Investment income--net                                                                    66,004,829
                                                                                                         ---------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                    623,317,963
(Loss) on             The Trust--net                                                      627,091,578      1,250,409,541
Investments                                                                           ---------------
and from            Change in unrealized appreciation on:
The Trust--Net:       Investments--net                                                     10,131,902
                      The Trust--net                                                    (766,639,625)      (756,507,723)
                                                                                      ---------------    ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $   559,906,647
                                                                                                         ===============


                  ++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.

Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets                                                  Merrill Lynch Basic Value Fund, Inc.
                                                                                       For the Six          For the
                                                                                       Months Ended        Year Ended
Increase (Decrease) in Net Assets:                                                   Dec. 31, 2000++     June 30, 2000
Operations:         Investment income--net                                            $    66,004,829    $   141,474,307
                    Realized gain on investments and from the Trust--net                1,250,409,541      1,093,568,438
                    Change in unrealized appreciation on investments and
                    from the Trust--net                                                 (756,507,723)    (2,059,146,265)
                                                                                      ---------------    ---------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                            559,906,647      (824,103,520)
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (77,399,820)       (93,013,200)
Shareholders:         Class B                                                            (21,693,075)       (34,515,924)
                      Class C                                                             (2,979,059)        (4,093,536)
                      Class D                                                            (26,844,163)       (29,446,702)
                    Realized gain from investments and from the Trust--net:
                      Class A                                                           (687,275,425)      (433,005,279)
                      Class B                                                           (503,448,344)      (379,827,183)
                      Class C                                                            (65,095,081)       (43,240,165)
                      Class D                                                           (278,054,837)      (157,636,048)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                     (1,662,789,804)    (1,174,778,037)
                                                                                      ---------------    ---------------
Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                            521,245,989      (974,351,249)
                                                                                      ---------------    ---------------

Net Assets:         Total decrease in net assets                                        (581,637,168)    (2,973,232,806)
                    Beginning of period                                                 9,910,377,072     12,883,609,878
                                                                                      ---------------    ---------------
                    End of period*                                                    $ 9,328,739,904    $ 9,910,377,072
                                                                                      ===============    ===============
                   *Undistributed (accumulated) investment income (loss)--net         $     (902,632)    $    62,008,656
                                                                                      ===============    ===============



                  ++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights                                                                Merrill Lynch Basic Value Fund, Inc.
                                                                                      Class A++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                               Dec. 31,            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                       2000+++++      2000        1999         1998       1997
Per Share           Net asset value, beginning of period     $    37.12  $    43.70  $    41.55  $    36.50   $    30.22
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .32         .66         .76         .83          .81
                    Realized and unrealized gain
                    (loss) on investments and from
                    the Trust--net                                 1.79      (3.14)        4.61        7.23         7.66
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.11      (2.48)        5.37        8.06         8.47
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.65)       (.72)       (.81)       (.78)        (.80)
                      Realized gain from investments
                      and from the Trust--net                    (5.76)      (3.38)      (2.41)      (2.23)       (1.39)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (6.41)      (4.10)      (3.22)      (3.01)       (2.19)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    32.82  $    37.12  $    43.70  $    41.55   $    36.50
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         6.04%+++     (5.98%)      14.54%      23.23%       29.95%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement++++            .55%*        .56%        .55%        .54%         .55%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses++++                                  .66%*        .56%        .55%        .54%         .55%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       1.81%*       1.68%       1.95%       2.14%        2.54%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $4,270,301  $4,426,635  $5,521,623  $5,888,853   $4,921,834
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                               --      27.80%      15.52%      17.79%       13.00%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales
                    charges.
                  ++Based on average shares outstanding.
                ++++Includes the Fund's share of the Trust's allocated
                    expenses.
                 +++Aggregate total investment return.
               +++++On October 13, 2000, the Fund converted from a stand-
                    alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                 Merrill Lynch Basic Value Fund, Inc.
                                                                                     Class B++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                      2000+++++       2000       1999         1998        1997
Per Share           Net asset value, beginning of period     $    36.33  $    42.84  $    40.78  $    35.89   $    29.76
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .13         .26         .36         .43          .48
                    Realized and unrealized gain (loss) on
                    investments and from the Trust--net            1.76       (3.08)       4.53        7.11         7.55
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.89       (2.82)       4.89        7.54         8.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                       (.25)       (.31)       (.42)       (.42)        (.51)
                      Realized gain from investments
                      and from the Trust--net                     (5.76)      (3.38)      (2.41)      (2.23)       (1.39)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions             (6.01)      (3.69)      (2.83)      (2.65)       (1.90)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    32.21  $    36.33  $    42.84  $    40.78   $    35.89
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         5.50%+++      (6.94%)     13.40%      21.97%       28.61%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement++++           1.59%*       1.57%       1.57%       1.56%        1.57%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses++++                                 1.69%*       1.57%       1.57%       1.56%        1.57%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        .78%*        .67%        .93%       1.13%        1.53%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $2,942,296  $3,305,961  $4,846,702  $4,976,004   $4,088,755
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                               --      27.80%      15.52%      17.79%       13.00%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.
               +++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                    Merrill Lynch Basic Value Fund, Inc.
                                                                                      Class C++
                                                              For the
The following per share data and ratios have been derived    Six Months
from information provided in the financial statements.         Ended
                                                              Dec. 31,             For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                       2000+++++     2000         1999        1998        1997
Per Share           Net asset value, beginning of period     $    35.88  $    42.37  $    40.39  $    35.59   $    29.56
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .13         .25         .35         .43          .47
                    Realized and unrealized gain (loss) on
                    investments and from the Trust--net            1.72      (3.04)        4.48        7.04         7.49
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               1.85      (2.79)        4.83        7.47         7.96
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.26)       (.32)       (.44)       (.44)        (.54)
                      Realized gain from investments
                      and from the Trust--net                    (5.76)      (3.38)      (2.41)      (2.23)       (1.39)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (6.02)      (3.70)      (2.85)      (2.67)       (1.93)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    31.71  $    35.88  $    42.37  $    40.39   $    35.59
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         5.47%+++     (6.95%)      13.36%      21.98%       28.60%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement++++           1.60%*       1.58%       1.58%       1.57%        1.58%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses++++                                 1.70%*       1.58%       1.58%       1.57%        1.58%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                        .77%*        .66%        .92%       1.12%        1.51%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  384,809  $  413,240  $  535,132  $  538,104   $  337,828
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                               --      27.80%      15.52%      17.79%       13.00%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.
               +++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund.
                    All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                    Merrill Lynch Basic Value Fund, Inc.
                                                                                      Class D++
                                                             For the
The following per share data and ratios have been derived   Six Months
from information provided in the financial statements.        Ended
                                                             Dec. 31,              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                       2000+++++      2000        1999        1998         1997
Per Share           Net asset value, beginning of period     $    36.99  $    43.55  $    41.42  $    36.42   $    30.16
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .27         .56         .65         .74          .73
                    Realized and unrealized gain (loss)
                    on investments and from the
                    Trust--net                                     1.78      (3.12)        4.61        7.19         7.66
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               2.05      (2.56)        5.26        7.93         8.39
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                      (.56)       (.62)       (.72)       (.70)        (.74)
                      Realized gain from investments
                      and from the Trust--net                    (5.76)      (3.38)      (2.41)      (2.23)       (1.39)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (6.32)      (4.00)      (3.13)      (2.93)       (2.13)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    32.72  $    36.99  $    43.55  $    41.42   $    36.42
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share         5.87%+++     (6.19%)      14.25%      22.89%       29.65%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement++++            .80%*        .80%        .80%        .79%         .80%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses++++                                  .91%*        .80%        .80%        .79%         .80%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income--net                       1.55%*       1.43%       1.69%       1.89%        2.28%
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,731,334  $1,764,541  $1,980,153  $1,734,702   $  886,391
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                               --      27.80%      15.52%      17.79%       13.00%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Includes the Fund's share of the Trust's allocated expenses.
                 +++Aggregate total investment return.
               +++++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Basic Value Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Basic Value Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at December 31, 2000 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Income--The Fund's income consists of the Fund's pro rata share of the realized and unrealized gains and losses, and net investment income of the Trust, less all actual and accrued expenses of the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the period October 13, 2000 to December 31, 2000, FAM earned fees of $4,995,779, all of which was waived.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                     Account
                                   Maintenance   Distribution
                                       Fee           Fee

Class B                               .25%          .75%
Class C                               .25%          .75%
Class D                               .25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                              $ 6,961        $ 75,808
Class D                              $14,194        $195,261


For the six months ended December 31, 2000, MLPF&S received contingent deferred sales charges of $1,705,970 and $39,230 relating to transactions in Class B and Class C Shares of the Fund, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,512 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period October 13, 2000 to December 31, 2000 were $6,784,687,018 and $609,813,901, respectively.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $521,245,989 and ($974,351,249) for the six months ended December 31, 2000 and the year ended June 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
December 31, 2000                     Shares        Amount

Shares sold                         6,307,930  $  222,175,378
Shares issued to share-
holders in reinvestment of
dividends and distributions        19,868,192     668,815,186
                                -------------  --------------
Total issued                       26,176,122     890,990,564
Shares redeemed                   (15,286,606)   (543,213,326)
                                -------------  --------------
Net increase                       10,889,516  $  347,777,238
                                =============  ==============


Class A Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                        21,748,421  $  840,385,437
Shares issued to share-
holders in reinvestment of
dividends and distributions        11,830,766     463,822,355
                                -------------  --------------
Total issued                       33,579,187   1,304,207,792
Shares redeemed                   (40,690,956) (1,542,137,894)
                                -------------  --------------
Net decrease                       (7,111,769) $ (237,930,102)
                                =============  ==============


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Class B Shares for the
Six Months Ended                                    Dollar
December 31, 2000                     Shares        Amount

Shares sold                         5,036,396  $  174,012,351
Shares issued to share-
holders in reinvestment of
dividends and distributions        13,804,588     456,842,068
                                -------------  --------------
Total issued                       18,840,984     630,854,419
Automatic conversion of
shares                             (2,090,719)    (73,876,100)
Shares redeemed                   (16,379,627)   (571,298,241)
                                -------------  --------------
Net increase (decrease)               370,638  $  (14,319,922)
                                =============  ==============


Class B Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                        17,917,716  $  683,877,947
Shares issued to share-
holders in reinvestment of
dividends and distributions         9,453,124     364,692,253
                                -------------  --------------
Total issued                       27,370,840   1,048,570,200
Automatic conversion of
shares                             (8,316,014)   (312,475,761)
Shares redeemed                   (41,210,138) (1,533,109,301)
                                -------------  --------------
Net decrease                      (22,155,312) $ (797,014,862)
                                =============  ==============


Class C Shares for the
Six Months Ended                                    Dollar
December 31, 2000                     Shares        Amount

Shares sold                         1,075,118  $   36,520,527
Shares issued to share-
holders in reinvestment of
dividends and distributions         1,799,124      58,633,694
                                -------------  --------------
Total issued                        2,874,242      95,154,221
Shares redeemed                    (2,256,481)    (77,415,857)
                                -------------  --------------
Net increase                          617,761  $   17,738,364
                                =============  ==============



Class C Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         3,284,218  $  123,460,935
Shares issued to share-
holders in reinvestment of
dividends and distributions         1,088,326      41,475,630
                                -------------  --------------
Total issued                        4,372,544     164,936,565
Shares redeemed                    (5,486,946)   (201,554,584)
                                -------------  --------------
Net decrease                       (1,114,402) $  (36,618,019)
                                =============  ==============


Class D Shares for the
Six Months Ended                                    Dollar
December 31, 2000                     Shares        Amount

Shares sold                         3,420,174  $  121,039,437
Automatic conversion of
shares                              2,055,984      73,876,100
Shares issued to share-
holders in reinvestment of
dividends and distributions         8,052,916     270,260,312
                                -------------  --------------
Total issued                       13,529,074     465,175,849
Shares redeemed                    (8,322,928)   (295,125,540)
                                -------------  --------------
Net increase                        5,206,146  $  170,050,309
                                =============  ==============


Class D Shares for the Year                         Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         8,132,011    $311,680,464
Automatic conversion of
shares                              8,185,410     312,475,761
Shares issued to share-
holders in reinvestment of
dividends and distributions         4,234,118     165,539,229
                                -------------  --------------
Total issued                       20,551,539     789,695,454
Shares redeemed                   (18,308,770)   (692,483,720)
                                -------------  --------------
Net increase                        2,242,769  $   97,211,734
                                =============  ==============


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS                                                                             Master Basic Value Trust
                                Shares                                                                              Percent of
Industry                         Held                     Stocks                           Cost          Value      Net Assets

Above-Average Yield
Pharmaceuticals                2,678,200   Bristol-Myers Squibb Company             $   133,280,590  $   198,019,412    2.1%
Utilities--Electric            1,500,000   Duke Energy Corporation                       91,086,350      127,875,000    1.4
Chemicals                      4,512,300   E.I. du Pont de Nemours and Company          213,439,089      218,000,494    2.3
Electrical Equipment           1,600,000   Emerson Electric Co.                          89,058,529      126,100,000    1.4
Oil--International             4,000,000   Exxon Mobil Corporation                       99,430,651      347,750,000    3.7
Banking                        6,200,000   First Union Corporation                      231,042,982      172,437,500    1.9
Foods                          3,337,000   General Mills, Inc.                           81,615,666      148,705,063    1.6
Household Products             1,800,000   The Gillette Company                          61,422,293       65,025,000    0.7
Oil--International             2,250,000   Royal Dutch Petroleum Company
                                           (NY Registered Shares)                        36,782,045      136,265,625    1.4
Telecommunications             3,000,000   SBC Communications Inc.                       69,936,039      143,250,000    1.5
Foods/Food Processing          7,000,000   Sara Lee Corporation                         159,978,530      171,937,500    1.9
Telecommunications             4,600,000   Verizon Communications                       114,410,623      230,575,000    2.5
                                                                                    ---------------  ---------------  ------
                                                                                      1,381,483,387    2,085,940,594   22.4

Below-Average Price/Earnings Ratio

Insurance                      4,900,000   The Allstate Corporation                      59,889,494      213,456,250    2.3
Semiconductors                   400,000   Applied Materials, Inc.++                     17,575,000       15,275,000    0.2
Banking                        2,500,000   Bank of America Corporation                   68,683,232      114,687,500    1.2
Banking                        5,675,300   Bank One Corporation                         180,874,105      207,857,862    2.2
Farm Equipment                 2,000,000   Caterpillar Inc.                             100,567,281       94,625,000    1.0
Banking & Financials           2,600,000   The Chase Manhattan Corporation              118,923,772      118,137,500    1.3
Banking                        7,750,050   Citigroup Inc.                                66,975,736      395,736,928    4.2
Information Processing         6,685,100   Compaq Computer Corporation                  176,855,101      100,610,755    1.1
Automotive                    10,152,400   Delphi Automotive Systems Corporation        151,168,314      114,214,500    1.1
Photography                    2,750,000   Eastman Kodak Company                        136,935,926      108,281,250    1.2
Diversified                      700,000   Eaton Corporation                             34,893,592       52,631,250    0.6
Retail                         1,000,000   Federated Department Stores, Inc.++           25,922,295       35,000,000    0.4
Automotive                     4,000,000   Ford Motor Company                            74,807,667       93,750,000    1.0
Publishing--Newspaper          2,355,400   Gannett Co., Inc.                            127,335,434      148,537,413    1.6
Paper & Forest Products        1,456,000   Georgia-Pacific Group                         40,018,078       45,318,000    0.5
Computer Hardware              1,500,000   Hewlett-Packard Company                       32,432,798       47,343,750    0.5
Machinery                      1,593,000   Ingersoll-Rand Company                        33,444,221       66,706,875    0.7
Electronics                    6,045,000   Koninklijke (Royal) Philips Electronics
                                           NV (NY Registered Shares)                     22,564,735      219,131,250    2.4
Financial Services               200,000   Morgan Stanley Dean Witter & Co.              13,299,940       15,850,000    0.2
Semiconductors                 4,640,000   National Semiconductor Corporation++         158,249,652       93,380,000    1.0
Household Products             2,002,300   The Procter & Gamble Company                 113,483,435      157,055,406    1.7
Electrical Equipment           4,000,000   Thomas & Betts Corporation++++               135,352,378       64,750,000    0.7
Information Processing         9,802,500   Unisys Corporation++                         130,223,558      143,361,563    1.5
Energy--Exploration &          5,500,000   Unocal Corporation                           158,234,103      212,781,250    2.3
Production
Telecommunications             8,100,000   WorldCom, Inc.++                             249,115,133      113,906,250    1.2
                                                                                    ---------------  ---------------  ------
                                                                                      2,427,824,980    2,992,385,552   32.1

Low Price-to-Book Value

Communications                 7,000,000   AT&T Corp.                                   184,677,027      121,187,500    1.3
Insurance                      2,400,000   American General Corporation                  56,276,153      195,600,000    2.1
Computers                      1,350,000   Apple Computer, Inc.++                        19,834,734       19,996,875    0.2
Aerospace & Defense            1,312,100   The Boeing Company                            42,855,401       86,598,600    0.9
Farm Equipment                 4,322,000   Deere & Company                               99,830,923      198,001,625    2.1


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                Master Basic Value Trust
                                Shares                                                                              Percent of
Industry                         Held                     Stocks                           Cost          Value      Net Assets

Low Price-to-Book Value (concluded)
Oil Services & Equipment       4,800,000   Diamond Offshore Drilling, Inc.          $   188,117,145  $   192,000,000    2.1%
Engineering & Construction     4,013,500   Fluor Corporation++                          126,592,789      132,696,344    1.4
Broadcasting/Media             6,769,500   Fox Entertainment Group, Inc.
                                           (Class A)++                                  159,049,300      121,004,812    1.3
Oil Services & Equipment       4,400,000   Halliburton Company                          121,245,902      159,500,000    1.7
Insurance                      3,268,900   The Hartford Financial Services
                                           Group, Inc.                                   59,939,833      230,866,063    2.5
Paper & Forest Products        2,494,000   International Paper Company                   92,996,416      101,786,375    1.1
Aerospace & Defense            6,000,000   Lockheed Martin Corporation                  128,205,963      203,700,000    2.2
Telecommunications             5,100,000   Lucent Technologies Inc.                      98,348,916       68,850,000    0.7
Machinery & Equipment          3,960,000   Massey Energy Company                         42,052,310       50,490,000    0.5
Aerospace & Defense              700,000   Northrop Grumman Corporation                  39,199,352       58,100,000    0.6
Metals & Mining                2,300,000   Phelps Dodge Corporation                     100,872,888      128,368,750    1.4
Electronics                    1,500,000   Tektronix, Inc.++                             18,683,846       50,531,250    0.5
Telecommunications             3,500,000   Telefonica, SA (ADR)*++                       32,418,536      175,000,000    1.9
Entertainment                  6,500,000   USA Networks, Inc.++                         133,468,539      126,343,750    1.4
Banking                        6,500,000   Wells Fargo Company                           86,547,734      361,968,750    3.9
                                                                                    ---------------  ---------------  ------
                                                                                      1,831,213,707    2,782,590,694   29.8

Special Situations

Communication Services           500,000   Comcast Corporation (Class A)++               18,487,500       20,843,750    0.2
Computer Services              2,200,000   Electronic Data Systems Corporation           99,442,594      127,050,000    1.3
Computer Hardware              3,500,000   International Business Machines
                                           Corporation                                   59,548,992      297,500,000    3.2
Restaurants                    4,090,000   McDonald's Corporation                       119,925,331      139,060,000    1.5
Telecommunications             4,000,000   Motorola, Inc.                                85,107,913       81,000,000    0.9
                                                                                    ---------------  ---------------  ------
                                                                                        382,512,330      665,453,750    7.1

                                             Total Stocks                             6,023,034,404    8,526,370,590   91.4


                                  Face
                                 Amount                  Issue

Short-Term Securities

Commercial Paper**           $15,000,000   AEP Credit Inc., 6.56% due 1/11/2001          14,964,467       14,964,467    0.2
                              20,000,000   AIG Funding, 6.50% due 1/10/2001              19,955,906       19,955,906    0.2
                              40,000,000   Associates Corporation of North America,
                                           6.53% due 1/18/2001                           39,854,889       39,854,889    0.4
                              40,000,000   Bell South Capital Funding Corporation,
                                           6.54% due 1/09/2001                           39,920,067       39,920,067    0.5
                              40,000,000   The CIT Group Holdings, Inc., 6.60% due
                                           1/10/2001                                     39,912,000       39,912,000    0.4
                              20,000,000   CSW Credit, Inc., 6.55% due 1/12/2001         19,949,056       19,949,056    0.2
                              30,000,000   Ford Motor Credit Company, 6.59% due
                                           1/05/2001                                     29,961,558       29,961,558    0.3
                              25,000,000   Gannett Company, 6.53% due 1/12/2001          24,936,514       24,936,514    0.3
                                             Hertz Corporation:
                              30,000,000     6.59% due 1/05/2001                         29,961,558       29,961,558    0.3
                              40,000,000     6.51% due 1/23/2001                         39,819,167       39,819,167    0.4


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                 Master Basic Value Trust
                                 Face                                                                               Percent of
Industry                        Amount                    Issue                            Cost          Value      Net Assets

Short-Term Securities (concluded)
Commercial Paper                           J.P. Morgan Securities Inc.:
(concluded)                 $ 50,000,000     6.56% due 1/18/2001                    $    49,817,778   $   49,817,778    0.5%
                              35,000,000     6.52% due 1/23/2001                         34,841,528       34,841,528    0.4
                              50,000,000     6.53% due 2/02/2001                         49,682,569       49,682,569    0.5
                              40,000,000     6.45% due 2/05/2001                         39,727,667       39,727,667    0.4
                              50,000,000   Merck & Company, 6.54% due 1/16/2001          49,836,500       49,836,500    0.6
                              30,000,000   Newell Rubbermaid Inc., 6.50% due
                                           1/26/2001                                     29,848,333       29,848,333    0.3
                              22,000,000   Paccar Financial, 6.53% due 1/05/2001         21,972,066       21,972,066    0.3
                              50,000,000   SBC Communications Inc., 6.42% due
                                           2/09/2001                                     49,625,500       49,625,500    0.5
                              30,000,000   Transamerica Finance Corporation,
                                           6.53% due 1/26/2001                           29,847,633       29,847,633    0.3
                                                                                    ---------------  ---------------  ------
                                                                                        654,434,756      654,434,756    7.0

US Government                 45,000,000   Federal Farm Credit Bank, 6.20% due
Agency Obligations**                       1/17/2001                                     44,852,750       44,852,750    0.5
                              35,000,000   Federal Home Loan Banks, 6.26% due
                                           1/24/2001                                     34,841,761       34,841,761    0.4
                                           Federal Home Loan Mortgage
                                           Corporation:
                              77,329,000     6.46% due 1/02/2001                         77,273,553       77,273,553    0.8
                              40,000,000     6.445% due 1/16/2001                        39,871,100       39,871,100    0.4
                              30,000,000     6.44% due 1/23/2001                         29,865,833       29,865,833    0.3
                              50,000,000     6.30% due 2/06/2001                         49,658,750       49,658,750    0.5
                               5,305,000     6.18% due 2/20/2001                          5,256,733        5,256,733    0.1
                                                                                    ---------------  ---------------  ------
                                                                                        281,620,480      281,620,480    3.0

                                           Total Short-Term Securities                  936,055,236      936,055,236   10.0

                                           Total Investments                          6,959,089,640    9,462,425,826  101.4


                        Nominal Value                                                    Premiums
                      Covered by Options                                                 Received

Options Written
Call Options                   1,350,000   Telefonica, SA (ADR)*, expiring
Written                                    January 2001 at USD 45                       (5,492,817)      (7,803,000)   (0.1)
                                           Total Options Written                        (5,492,817)      (7,803,000)   (0.1)

Total Investments, Net of Options Written                                           $ 6,953,596,823    9,454,622,826  101.3
                                                                                    ===============
Liabilities in Excess of Other Assets                                                                  (118,878,438)   (1.3)
                                                                                                     ---------------  ------
Net Assets                                                                                           $ 9,335,744,388  100.0%
                                                                                                     ===============  ======


   *American Depositary Receipts (ADR).
  **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
  ++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company
    Act of 1940) are as follows:

    Net Share           Net          Dividend
    Industry         Affiliate       Activity           Cost          Income

    Electrical   Thomas & Betts
    Equipment     Corporation       (125,000)      $(18,277,805)     $2,310,000

    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION
Statement of Assets and Liabilities                                                             Master Basic Value Trust
                    As of December 31, 2000
Assets:             Investments, at value (identified cost--$6,959,089,640)                              $ 9,462,425,826
                    Cash                                                                                       5,275,388
                    Receivables:
                      Contributions                                                   $    10,458,955
                      Dividends                                                             9,599,009         20,057,964
                                                                                      ---------------
                    Prepaid expenses and other assets                                                             80,829
                                                                                                         ---------------
                    Total assets                                                                           9,487,840,007
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$5,492,817)                                  7,803,000
                    Payables:
                      Withdrawals                                                          72,770,068
                      Securities purchased                                                 68,221,592
                      Investment adviser                                                    2,866,347
                      Reorganization costs                                                     28,000        143,886,007
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                       406,612
                                                                                                         ---------------
                    Total liabilities                                                                        152,095,619
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 9,335,744,388
                                                                                                         ===============

Net Assets          Partners' capital                                                                      6,834,718,385
Consist of:         Unrealized appreciation on investments--net                                            2,501,026,003
                                                                                                         ---------------
                    Net assets                                                                           $ 9,335,744,388
                                                                                                         ===============


Statement of Operations                                                                         Master Basic Value Trust
                    For the Period October 13, 2000++ to December 31, 2000
Investment          Dividends (net of $72,370 foreign withholding tax)                                   $    32,271,279
Income:             Interest and discount earned                                                               8,739,751
                                                                                                         ---------------
                    Total income                                                                              41,011,030
                                                                                                         ---------------

Expenses:           Investment advisory fees                                          $     8,071,326
                    Accounting services                                                       148,595
                    Custodian fees                                                             81,609
                    Reorganization costs                                                       28,000
                    Professional fees                                                          11,486
                    Pricing fees                                                                8,568
                    Offering costs                                                              4,534
                    Trustees' fees and expenses                                                 3,404
                    Other                                                                      44,550
                                                                                      ---------------
                    Total expenses                                                                             8,402,072
                                                                                                         ---------------
                    Investment income--net                                                                    32,608,958
                                                                                                         ---------------

Realized &          Realized gain from investments--net                                                      627,099,033
Unrealized          Unrealized appreciation on investments--net                                            (766,642,599)
Gain on                                                                                                  ---------------
Investments         Net Decrease in Net Assets Resulting from Operations                                 $ (106,934,608)
--Net:                                                                                                   ===============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000

FINANCIAL INFORMATION (concluded)

Statement of Changes in Net Assets                                                              Master Basic Value Trust
                                                                                                         For the Period
                                                                                                       October 13, 2000++
Increase (Decrease) in Net Assets:                                                                     December 31, 2000
Operations:         Investment income--net                                                               $    32,608,958
                    Realized gain on investments--net                                                        627,099,033
                    Unrealized appreciation on investments--net                                            (766,642,599)
                                                                                                         ---------------
                    Net decrease in net assets resulting from operations                                   (106,934,608)
                                                                                                         ---------------

Net Capital         Increase in net assets derived from net capital contributions                          9,442,578,896
Contributions:                                                                                           ---------------

Net Assets:         Total increase in net assets                                                           9,335,644,288
                    Beginning of period                                                                          100,100
                                                                                                         ---------------
                    End of period                                                                        $ 9,335,744,388
                                                                                                         ===============

                  ++Commencement of operations.

                    See Notes to Financial Statements.

Financial Highlights                                                                             Master Basic Value Trust
                                                                                                         For the Period
The following ratios have been derived from                                                            October 13, 2000++
information provided in the financial statements.                                                      December 31, 2000
Ratios to Average   Expenses                                                                                       .42%*
Net Assets:                                                                                              ===============
                    Investment income--net                                                                        1.63%*
                                                                                                         ===============

Supplemental        Net assets, end of period (in thousands)                                             $     9,335,744
Data:                                                                                                    ===============
                    Portfolio turnover                                                                             9.03%
                                                                                                         ===============

                  ++Commencement of operations.
                   *Annualized.

                    See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS

Master Basic Value Trust

1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to write put and covered call options and purchase put and call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will amortize premiums and discounts on debt securities effective July 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of June 30, 2001.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., received $421,557 in commissions on the execution of portfolio security transactions for the Trust for the period October 13, 2000 to December 31, 2000.

Accounting services were provided to the Trust by FAM.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 13, 2000 to December 31, 2000 were
$814,258,896 and $1,649,598,211, respectively.

Net realized gains for the period October 13, 2000 to December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Basic Value Trust


                                   Realized      Unrealized
                                    Gains      Gains (Losses)

Long-term investments            $620,058,304  $2,503,336,186
Options written                     7,040,729      (2,310,183)
                                 ------------  --------------
Total                            $627,099,033  $2,501,026,003
                                 ============  ==============


As of December 31, 2000, net unrealized apprecia-tion for Federal income tax purposes aggregated $2,501,026,003, of which $3,203,983,995 related to appreciated securities and $702,957,992 related to depreciated securities. At December 31, 2000, the aggregate cost of investments, net of options written, for Federal income tax purposes was $6,953,596,823.

Transactions in call options written for the period October 13, 2000 to December 31, 2000 were as follows:


                                  Nominal Value    Premiums
                                     Covered       Received
Outstanding call options
written, beginning of period               --              --
Options written                     2,700,000   $  13,633,046
Options closed                     (1,350,000)     (8,140,229)
                                -------------   -------------
Outstanding call options
written, end of period              1,350,000   $   5,492,817
                                =============   =============



4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow during the period October 13, 2000 to December 31, 2000.



Merrill Lynch Basic Value Fund, Inc.
December 31, 2000


PORTFOLIO INFORMATION
Master Basic Value Trust

As of December 31, 2000
                                           Percent of
Ten Largest Holdings                       Net Assets

Citigroup Inc.                                 4.2%
Wells Fargo Company                            3.9
Exxon Mobil Corporation                        3.7
International Business Machines
  Corporation                                  3.2
The Hartford Financial Services
  Group, Inc.                                  2.5
Verizon Communications                         2.5
Koninklijke (Royal) Philips
  Electronics NV (NY Registered Shares)        2.4
E.I. du Pont de Nemours and Company            2.3
The Allstate Corporation                       2.3
Unocal Corporation                             2.3



OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
Kevin M. Rendino, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Jack B. Sunderland and Arthur Zeikel, Directors/ Trustees of Merrill Lynch Basic Value Fund, Inc., have recently retired. The Fund's
Board of Directors/Trustees wishes Messrs. Sunderland and Zeikel well in their retirements.